UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 6, 2008

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7402 W. 100th Place, Bridgeview, Illinois 60455

(Address of Principal Executive Offices)                     (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On October 6, 2008, Manitex International, Inc. (the “Company”) completed the acquisition of substantially all of the assets of Schaeff Lift Truck Inc. (“Schaeff”) and Crane & Machinery, Inc. (“Crane,” together with Schaeff, the “Sellers”) pursuant to an Asset Purchase Agreement (the “Purchase Agreement”) with the Sellers and their parent company, GT Distribution, LLC (“GT”). In exchange for the assets described in the Purchase Agreement, the Company assumed certain liabilities of the Sellers and issued an aggregate of 108,402 shares of the Company’s common stock to the members of GT, including the Company’s Chairman and Chief Executive Officer, David J. Langevin. Mr. Langevin owns 38.8% of the membership interests of GT. Due to the related-party aspects of this transaction, the Purchase Agreement and the transactions contemplated thereby were approved by a committee of the Company’s independent Directors (the “Special Committee”) and the Audit Committee of the Company’s Board of Directors. The Special Committee also received a fairness opinion from an independent financial advisory firm that the consideration to be paid by the Company pursuant to the Purchase Agreement to acquire the Sellers’ assets and liabilities, including the shares of the Company’s common stock issued pursuant to the Restructuring Agreement (as defined below), is fair from a financial point of view.

The description of the terms and conditions of the Purchase Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by this reference. This document is not intended to provide any other factual information about the Company. Such information can be found in other public filings the Company makes with the Securities and Exchange Commission (the “SEC”), which are available without charge at www.sec.gov.

Restructuring Agreement and Related Documents

Restructuring Agreement

In connection with the purchase of substantially all of the assets of the Sellers, the Company agreed to assist the Sellers and GT in restructuring certain debt owed to Terex Corporation (“Terex”). Accordingly, on October 6, 2008, the Company entered into a Restructuring Agreement (the “Restructuring Agreement”) with Terex and Crane pursuant to which the Company agreed to: (1) execute and deliver to Terex a promissory note in favor of Terex in the amount of $2,000,000 (the “Term Note”), (2) issue 160,976 shares of the Company’s common stock to Terex (the “Stock Consideration”), and (3) provide Terex with piggyback registration rights through the simultaneous execution of a piggyback registration rights agreement between Terex and the Company (the “Registration Rights Agreement”). In addition, Crane executed a Security Agreement to Terex granting Terex a lien on and security interest in all of the assets of Crane (the “Security Agreement”). In consideration of the foregoing, Terex agreed to surrender and cancel, effective the date the foregoing obligations are satisfied, a certain interest in the nature of equity valued at $5,495,000.

Term Note

Under the Term Note (also dated October 6, 2008), the Company is obligated to make annual principal payments to Terex of $250,000 commencing on March 1, 2009 and on each year thereafter through March 1, 2016. So long as the Company’s common stock is listed for trading on the NASDAQ or another national stock exchange, the Company may opt to pay up to $150,000 of each annual principal payment in shares of the Company’s common stock having a market value of $150,000. The maturity date of the Term Note is November 10, 2016. Accrued interest under the Term Note will be payable quarterly commencing on January 1, 2009. The unpaid principal balance of the Term Note will bear interest at 6% per annum (the “Note Rate”). The Term Note is secured by the collateral granted to Terex under the terms of the Security Agreement described below.

Upon an event of default under the Term Note, Terex may elect, among other things, to accelerate the Company’s indebtedness thereunder. The Term Note contains customary events of default, including (1) the Company’s failure to pay principal and interest when due, (2) events of bankruptcy, (3) cross-defaults under the Restructuring Agreement and other indebtedness, (4) judgment defaults and (5) a change in control of the Company.

Registration Rights Agreement

Under the Registration Rights Agreement (also dated October 6, 2008), the Company granted piggyback registration rights to Terex.

Security Agreement

Under the Security Agreement (also dated October 6, 2008), which was assigned to the Company in connection with the Purchase Agreement, Crane granted to Terex a continuing security interest in, a lien upon and a right of set-off against all of Crane’s assets (the “Collateral”). Crane also agreed not to further sell, pledge, assign, transfer, lease, terminate rights inhering in or otherwise encumber or dispose of the Collateral without Terex’s prior written consent, except for sales of inventory in the ordinary course of business. Notwithstanding the foregoing, Terex agreed, pursuant to a Lien Subordination Agreement dated October 6, 2008, to make its interests in the assets conveyed to the Company by Crane pursuant to the Purchase Agreement and all proceeds and products thereof completely junior and subordinate to the interest of Comerica Bank, the Company’s senior lender, in such collateral.

The descriptions of the terms and conditions of the Restructuring Agreement, the Term Note, the Registration Rights Agreement, and the Security Agreement set forth herein do not purport to be complete and are qualified in their entirety by reference to the full text of the Restructuring Agreement, the Term Note, the Registration Rights Agreement, and the Security Agreement attached as Exhibits 10.2, 10.3, 10.4, and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by this reference. This document is not intended to provide any other factual information about the Company. Such information can be found in other public filings the Company makes with the Securities and Exchange Commission (the “SEC”), which are available without charge at www.sec.gov.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K regarding the Restructuring Agreement and the Term Note is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report on Form 8-K relating to the issuance of the Company’s common stock pursuant to the Purchase Agreement and the Restructuring Agreement is incorporated by reference into this Item 3.02.

The shares issued in connection with the Purchase Agreement and the Restructuring Agreement were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws, as the offering was not a public offering.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/s/ Andrew Rooke
Name: Andrew Rooke Title: President and Chief Operating Officer

Date: October 10, 2008

EXHIBIT INDEX

Exhibit Number	Description

10.1	Asset Purchase Agreement, dated October 6, 2008, by and among Manitex International, Inc., GT Distribution, LLC, Schaeff Lift Truck Inc., and Crane & Machinery, Inc.

10.2	Restructuring Agreement, dated October 6, 2008, by and among Terex Corporation, Crane & Machinery, Inc., and Manitex International, Inc.

10.3	Term Note in principal amount of $2,000,000, dated October 6, 2008, payable by Manitex International, Inc. to Terex Corporation.

10.4	Piggyback Registration Rights Agreement, dated October 6, 2008, by and between Manitex International, Inc. and Terex Corporation.

10.5	Security Agreement, dated October 6, 2008, by and between Crane & Machinery, Inc. and Terex Corporation.